Exhibit 10.1

ZOOZ POWER LTD.

Ordinary Shares

(nominal (par) value NIS 0.00286 per share)

Amended and Restated Sales Agreement

September 30, 2025

Chardan Capital Markets LLC

One Pennsylvania Plaza, Suite 4800

New York, New York 10119

Jett Capital Advisors, LLC

712 Fifth Avenue, 11th Floor

New York, NY 10019

Ladies and Gentlemen:

ZOOZ Power Ltd., a corporation organized under the laws of the State of Israel (the “Company”), and Chardan Capital Markets LLC (“Chardan”) are parties to that certain Sales Agreement dated July 29, 2025 (the “Original Agreement”). The Company and Chardan desire to amend and restate the Original Agreement in its entirety as set forth in this Amended and Restated Sales Agreement (this “Agreement”) to, among other things, add Jett Capital Advisors, LLC(“Jett Capital”) as a sales agent (collectively with Chardan the “Agents” and individually each an “Agent”).

The Company confirms this Agreement with the Agents as follows:

1. Issuance and Sale of Shares. The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through an Agent ordinary shares (the “Placement Shares”), nominal (par) value NIS 0.00286 per share, of the Company (the “Ordinary Shares”); provided, however, that in no event shall the Company issue or sell through the Agents such number or dollar amount of Placement Shares that would (a) exceed the number or dollar amount of Ordinary Shares registered on the effective Registration Statement (defined below) pursuant to which the offering is being made, (b) exceed the number of authorized but unissued Ordinary Shares (less Ordinary Shares issuable upon exercise, conversion or exchange of any outstanding securities of the Company or otherwise reserved from the Company’s authorized share capital), (c) exceed the number or dollar amount of Ordinary Shares permitted to be sold under Form F-3 (including General Instruction I.B.5 thereof, if applicable) or (d) exceed the number or dollar amount of Ordinary Shares for which the Company has filed a Prospectus Supplement (defined below) (the lesser of (a), (b), (c) and (d), the “Maximum Amount”). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 on the amount of Placement Shares issued and sold under this Agreement shall be the sole responsibility of the Company and that the Agents shall have no obligation in connection with such compliance. The issuance and sale of Placement Shares hereunder will be effected pursuant to the Registration Statement (as defined below) filed by the Company with the Securities and Exchange Commission (the “Commission”), although nothing in this Agreement shall be construed as requiring the Company to issue any Placement Shares.

The Company has prepared and filed, or will file, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the Commission a registration statement on Form F-3 , including a base prospectus, relating to certain securities, including the Ordinary Shares, to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Company has prepared and will file a prospectus supplement to the base prospectus included as part of such registration statement at the time the registration statement became effective, which prospectus supplement specifically relates to the Placement Shares to be issued from time to time pursuant to this Agreement (the “Prospectus Supplement”). The Company will furnish to the Agents, for use by the Agents, digital copies of the base prospectus included as part of such registration statement at the time it became effective, as supplemented by the Prospectus Supplement. The Company may file one or more additional registration statements from time to time that will contain a base prospectus and related prospectus or prospectus supplement, if applicable (which shall be a Prospectus Supplement), with respect to the Placement Shares. Except where the context otherwise requires, such registration statement or additional registration statements, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430B or Rule 462(b) under the Securities Act, is herein called the “Registration Statement.” The base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, together with any “issuer free writing prospectus” (as used herein, as defined in Rule 433 under the Securities Act (“Rule 433”)), relating to the Placement Shares that (i) is required to be filed with the Commission by the Company or (ii) is exempt from filing pursuant to Rule 433(d)(5)(i), in each case, in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g), is herein called the “Prospectus.”

Any reference herein to the Registration Statement, the Prospectus Supplement, the Prospectus or any issuer free writing prospectus shall be deemed to refer to and include the documents, if any, that are or are deemed to be incorporated by reference therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Prospectus Supplement, the Prospectus or any issuer free writing prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the most-recent effective date of the Registration Statement, or the date of the Prospectus Supplement, Prospectus or such Issuer Free Writing Prospectus, as the case may be, and incorporated therein by reference. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to include the most recent copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval system or, if applicable, the Interactive Data Electronic Application system when used by the Commission (collectively, “EDGAR”).

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The Company hereby confirms its engagement of Jett Capital, and Jett Capital hereby confirms its agreement with the Company to render services as, a “qualified independent underwriter,” within the meaning of Section (f)(12) of Rule 5121 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Securities Offering and Trading Standards and Practices Rules with respect to the offering and sale of the Placement Shares. Jett Capital, solely in its capacity as the qualified independent underwriter and not otherwise, is referred to herein as the “QIU.” Jett Capital hereby consents to the reference to it as set forth under the heading “Plan of Distribution (Conflict of Interest)” in the Prospectus and any amendment or supplement thereto.

2. Placements. Each time that the Company wishes to issue and sell any Placement Shares hereunder (each, a “Placement”), it will notify an Agent (the “Designated Agent”) by email notice (or other method mutually agreed to in writing by the parties) (each such notice, a “Placement Notice”) containing the parameters in accordance with which it desires such Placement Shares to be sold, which at a minimum shall include the maximum number or amount of Placement Shares to be sold, the time period during which sales are requested to be made, any limitation on the number or amount of Placement Shares that may be sold in any one Trading Day (as defined in Section 3 below) and any minimum price below which sales may not be made, a form of which containing such minimum sales parameters is attached hereto as Schedule 1. The Placement Notice must originate from one of the individuals authorized to act on behalf of the Company and set forth on Schedule 2 (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the recipients from the Designated Agent set forth on Schedule 2, as such Schedule 2 may be updated by either party from time to time by sending a written notice containing a revised Schedule 2 to the other party in the manner provided in Section 12 (including by email correspondence to each of the individuals of the Company set forth on Schedule 2, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply). The Placement Notice shall be effective upon receipt by the Designated Agent unless and until (i) in accordance with the notice requirements set forth in Section 4, the Designated Agent declines in writing to accept the terms contained therein for any reason, in its sole discretion, which declination must occur within two Trading Days (as defined below) of the date the Designated Agent receives the Placement Notice, (ii) in accordance with the notice requirements set forth in Section 4, the Designated Agent suspends sales under the Placement Notice for any reason in its sole discretion, (iii) the entire amount of the Placement Shares thereunder have been sold pursuant to this Agreement, (iv) in accordance with the notice requirements set forth in Section 4, the Company suspends sales under or terminates the Placement Notice for any reason in its sole discretion, (v) the Company issues a subsequent Placement Notice and explicitly indicates that its parameters supersede those contained in the earlier dated Placement Notice, (vi) the amount of the Placement Shares set forth on such Placement Notice has been sold pursuant to such Placement Notice or (vii) this Agreement has been terminated pursuant to the provisions of Section 11. The amount of any discount, commission or other compensation to be paid by the Company to the Designated Agent in connection with the sale of the Placement Shares shall be calculated in accordance with the terms set forth in Schedule 3. It is expressly acknowledged and agreed that neither the Company nor an Agent will have any obligation whatsoever with respect to a Placement or any Placement Shares unless and until the Company delivers a Placement Notice to the Designated Agent and the Designated Agent does not decline (and the Company does not suspend or terminate) such Placement Notice pursuant to the terms set forth above, and then only upon the terms specified therein and herein. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice, the terms of the Placement Notice will control with respect to the matters covered thereby.

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3. Sale of Placement Shares by the Designated Agent. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, including Section 5(c), upon the Designated Agent’s acceptance of the terms of a Placement Notice as provided in Section 2, and unless the sale of the Placement Shares described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, the Designated Agent, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the Nasdaq Capital Market ( “Nasdaq”), to sell such Placement Shares up to the number or amount specified in, and otherwise in accordance with the terms of, such Placement Notice. The Designated Agent will provide written confirmation to the Company (including by email correspondence to each of the individuals of the Company set forth on Schedule 2, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) on the Trading Day (as defined below) on which it has made sales of Placement Shares hereunder setting forth the number or amount of Placement Shares sold on such Trading Day, the volume-weighted average price of the Placement Shares and the Net Proceeds (as defined below) payable to the Company. Unless otherwise specified by the Company in a Placement Notice, the Designated Agent may sell Placement Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) of the Securities Act, including sales made directly on or through Nasdaq or on or through any other existing trading market for the Ordinary Shares, in negotiated transactions at market prices prevailing at the time of sale or at prices related to such prevailing market prices. Subject to the terms of the Placement Notice, the Designated Agent may also sell Placement Shares by any other method permitted by law with the prior written consent of the Company. The Company acknowledges and agrees that (i) there can be no assurance that the Designated Agent will be successful in selling Placement Shares, (ii) the Designated Agent will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement Shares for any reason other than a failure by the Designated Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of Nasdaq to sell such Placement Shares as required under this Agreement and (iii) the Designated Agent shall be under no obligation to purchase Placement Shares on a principal basis pursuant to this Agreement unless the Company and the Designated Agent enter into a separate written agreement setting forth the terms of such sale. “Trading Day” means any day on which the Ordinary Shares are traded on Nasdaq.

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4. Suspension of Sales.

(a) The Company or the Agents may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Schedule 2, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by email correspondence to each of the individuals of the other party set forth on Schedule 2), suspend any sale of Placement Shares (a “Suspension”); provided, however, that such Suspension shall not affect or impair any party’s obligations with respect to any Placement Shares sold hereunder prior to the receipt of such notice. While a Suspension is in effect, any obligation under Sections 7(m), 7(n) , 7(o) , 7(p) , 7(q) and 7(r) with respect to the delivery of certificates, opinions, or comfort letters to the Agents, shall be waived. Each of the parties agrees that no such notice under this Section 4 shall be effective against any other party unless it is made to one of the individuals named on Schedule 2 hereto, to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Schedule 2, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply).

(b) Notwithstanding any other provision of this Agreement, during any period in which the Company is in possession of material non-public information, the Company and the Agents agree that (i) no sale of Placement Shares will take place, (ii) the Company shall not request the sale of any Placement Shares, and (iii) the Agents shall not be obligated to sell or offer to sell any Placement Shares.

5. Settlement and Delivery of the Placement Shares.

(a) Settlement of Placement Shares. Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Shares will occur on the first (1st) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date”). The Designated Agent shall notify the Company of each sale of Placement Shares no later than the opening of the Trading Day immediately following the Trading Day on which it has made sales of Placement Shares hereunder. The amount of proceeds to be delivered to the Company on a Settlement Date against receipt of the Placement Shares sold (the “Net Proceeds”) will be equal to the aggregate gross sales price received by the Designated Agent, after deduction for (i) the Designated Agent’s commission, discount or other compensation for such sales payable by the Company pursuant to Section 2 hereof, (ii) any other amounts due and payable by the Company to the Designated Agent hereunder pursuant to Section 7(g) hereof and (iii) any transaction fees imposed by any Governmental Authority (defined below) in respect of such sales.

(b) Delivery of Placement Shares. On or before each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Shares being issued and sold by crediting the Designated Agent’s or its designee’s account (provided the Designated Agent shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company only through its Deposit and Withdrawal at Custodian System (“DWAC”) or by such other means of delivery as may be mutually agreed upon by the parties hereto, which in all cases shall be duly authorized, freely tradeable, transferable, registered Ordinary Shares in good deliverable form. On each Settlement Date, the Designated Agent will deliver the related Net Proceeds in same day funds to an account designated by the Company on, or prior to, the Settlement Date. The Designated Agent shall be responsible for providing DWAC instructions or other instructions for delivery by other means with regard to the transfer of the Placement Shares being sold. In addition to and in no way limiting the rights and obligations set forth in Section 9(a) hereto, the Company agrees that if the Company, or its transfer agent fails to deliver, or cause to be delivered, duly authorized, freely tradeable, transferable, registered Placement Shares in good deliverable form by 2:30 P.M., New York City time, on a Settlement Date (other than as a result of a failure by the Designated Agent to provide instructions for delivery), the Company will (i) indemnify and hold the Designated Agent harmless against any loss, claim, damage, or reasonable and documented expense (including reasonable and documented legal fees and expenses), as incurred, arising out of or in connection with such failure by the Company or its transfer agent (if applicable) and (ii) pay to the Designated Agent (without duplication) any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

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(c) Limitations on Offering Size. Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares if, after giving effect to the sale of such Placement Shares, the aggregate gross sales proceeds of Placement Shares sold pursuant to this Agreement would exceed the lesser of: (i) the number or dollar amount of Ordinary Shares registered pursuant to, and available for offer and sale under, the Registration Statement pursuant to which the offering of Placement Shares is being made, (ii) the number of authorized but unissued Ordinary Shares of the Company (less Ordinary Shares issuable upon exercise, conversion or exchange of any outstanding securities of the Company or otherwise reserved from the Company’s authorized share capital), (iii) the number or dollar amount of Ordinary Shares permitted to be offered and sold by the Company under Form F-3 (including General Instruction I.B.5. thereof, if such instruction is applicable), (iv) the number or dollar amount of Ordinary Shares that the Company’s board of directors or a duly authorized committee thereof is authorized to issue and sell from time to time, and notified to the Agents in writing, or (v) the dollar amount of Ordinary Shares for which the Company has filed the Prospectus Supplement. Under no circumstances shall the Company cause or request the offer or sale of any Placement Shares pursuant to this Agreement at a price lower than the minimum price authorized from time to time by the Company’s board of directors or a duly authorized committee thereof. Further, under no circumstances shall the Company cause or permit the aggregate offering amount of Placement Shares sold pursuant to this Agreement to exceed the Maximum Amount. Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge and agree that compliance with the limitations set forth in this Section 5(c) on the number or dollar amount of Placement Shares that may be issued and sold under this Agreement from time to time shall be the sole responsibility of the Company, and that the Agents shall have no obligation in connection with such compliance.

(d) Agents’ Obligations Regarding Israeli Securities Laws. No offer in a negotiated transaction of any Placement Shares to offerees in Israel shall be made by an Agent without the prior written approval of the Company and under such terms and prerequisites as shall be required in order to comply with the provisions of the Israeli Securities Law, 5728-1968 as amended and the regulations promulgated thereunder (the “Israeli Securities Law”) applicable to such negotiated transaction and in accordance with the TASE bylaws.

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6. Representations and Warranties of the Company. Except as disclosed in the Registration Statement and Prospectus, the Company represents and warrants to, and agrees with, each Agent that as of the date of this Agreement and as of (i) each Representation Date (as defined in Section 7(m)), (ii) each date on which a Placement Notice is given, (iii) the date and time of each sale of any Placement Shares pursuant to this Agreement and (iv) each Settlement Date (each such time or date referred to in clauses (i) through (iv), an “Applicable Time”), unless such representation, warranty or agreement specifies a different time:

(a) Registration Statement and Prospectus. The Company and the transactions contemplated by this Agreement meet the requirements for and comply with the applicable conditions set forth in Form F-3 (including General Instructions I.A or I.B.1 or I.B.5, as applicable) under the Securities Act. The Registration Statement has been or will be filed with the Commission and will be declared effective by the Commission under the Securities Act prior to the issuance of any Placement Notices by the Company. At the time the Registration Statement becomes effective under the Securities Act and at the time the Company’s most-recent Annual Report on Form 20-F was filed with the Commission, the Company will meet and met, as the case may be, the then-applicable requirements for use of Form F-3 (including General Instructions I.A and I.B.5.) under the Securities Act. The Registration Statement meets, and the offering and sale of Placement Shares as contemplated hereby comply with, the requirements of Rule 415(a)(1)(x) under the Securities Act. The Agents are named as the agents engaged by the Company and Jett Capital as QIU in the section entitled “Plan of Distribution” in the Prospectus Supplement. The Company has not received, and has no notice from the Commission of, any notice pursuant to Rule 401(g)(1) under the Securities Act objecting to the use of the shelf registration statement form. No stop order of the Commission preventing or suspending the use of the base prospectus, the Prospectus Supplement or the Prospectus, or the effectiveness of the Registration Statement or any post-effective amendment thereto, has been issued, and no proceedings for any of these purposes have been instituted by or are pending before or, to the knowledge of the Company, contemplated by the Commission. The Company has complied with each request (if any) from the Commission for additional information. At the time of the initial filing of the Registration Statement, the Company paid the required Commission filing fees relating to the securities covered by the Registration Statement, including the Ordinary Shares that may be sold pursuant to this Agreement, in accordance with Rule 457(o) under the Securities Act. The Registration Statement and the Prospectus, and the filing of the Registration Statement and the Prospectus with the Commission, have been duly authorized by and on behalf of the Company, and the Registration Statement has been duly executed pursuant to such authorization. Copies of the Registration Statement, the Prospectus, and any such amendments or supplements and all Incorporated Documents therein that were filed with the Commission on or prior to the date of this Agreement have been delivered, or are available through EDGAR, to the Agents and their counsel.

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(b) No Misstatement or Omission. Each of the Registration Statement and any post-effective amendment thereto, at the time it became or becomes effective, at each deemed effective date with respect to the Agents pursuant to Rule 430B(f)(2) under the Securities Act and as of each Applicable Time, complied, complies and will comply in all material respects with the requirements of the Securities Act and did not, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that the representations and warranties set forth in this sentence do not apply to Agents’ Information (as defined below). The Prospectus and any amendment or supplement thereto, when so filed with the Commission under Rule 424(b) under the Securities Act, complied, complies and as of each Applicable Time will comply in all material respects with the requirements of the Securities Act, and each Prospectus Supplement, Prospectus or issuer free writing prospectus (or any amendments or supplements to any of the foregoing) furnished to the Agents for use in connection with the offering of the Placement Shares was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. Neither the Prospectus nor any amendment or supplement thereto, as of its date and as of each Applicable Time, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this sentence do not apply to Agents’ Information. Each Incorporated Document heretofore filed, at the time the Registration Statement became effective or when such Incorporated Document was filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), as the case may be, conformed in all material respects with the requirements of the Exchange Act and were filed on a timely basis with the Commission, and any further Incorporated Documents so filed and incorporated after the date of this Agreement will be filed on a timely basis and, when so filed, will conform in all material respects with the requirements of the Exchange Act; no such Incorporated Document, at the time the Registration Statement became effective or when such Incorporated Document was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), as the case may be, when read together with the other information in the Registration Statement or the Prospectus, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and no such Incorporated Document, when it is filed, when read together with the other information in the Registration Statement or the Prospectus, as the case may be, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c) Status Under the Securities Act. (i) At the time of filing the Registration Statement and (ii) at the time of the execution of this Agreement (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(d) Emerging Growth Company Status. From the time of the Registration Statement through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(e) Foreign Private Issuer. The Company is a “foreign private issuer,” as such term is defined in Rule 405 of the Securities Act.

(f) No Distributions. The Company has not distributed and, prior to the later to occur of each Settlement Date and completion of the Agents’ distribution of the Placement Shares under this Agreement, will not distribute any offering material in connection with the offering and sale of the Placement Shares other than the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus (as defined below).

(g) Stock Exchange Listing. The Ordinary Shares are listed on Nasdaq and the Company has taken no action designed to, or likely to have the effect of, delisting the Ordinary Shares from Nasdaq, nor has the Company received any notification that Nasdaq is contemplating terminating such listing except as described in the Registration Statement and the Prospectus.

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(h) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation incorporated and registered under the laws of the State of Israel and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except to where the failure to be so qualified or in good standing would not reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiary, considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”). As of the date hereof and as of each Applicable Time, the Company is not and will not be designated as a “breaching company” (within the meaning of the Israeli Companies Law, 5759-1999 as amended (together with the regulations promulgated thereunder, the “Israeli Companies Law”) by the Registrar of Companies of the State of Israel.

(i) Good Standing of Subsidiary. The subsidiary of the Company (the “Subsidiary”) has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate or similar power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified or to be in good standing would not result in a Material Adverse Effect. The only Subsidiary of the Company is the entity listed on Exhibit 8.1 to the Company’s Annual Report on Form 20-F or as otherwise disclosed in the Registration Statement and the Prospectus. In the event that the Company has more than one Subsidiary, then all references herein to “Subsidiary” of the Company shall be deemed to refer to such “Subsidiaries,” mutatis mutandis.

(j) No Similar Rights. No person (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act) has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Placement Shares hereunder, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Placement Shares as contemplated hereby or otherwise. Except for the Agents (with respect to the Company), there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Agents for a brokerage commission, finder’s fee or other like payment in connection with the offering of the Placement Shares contemplated hereby.

(k) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement and the Prospectus are independent public accountants as required by the Securities Act, the Exchange Act and the Public Company Accounting Oversight Board (United States) (“PCAOB”).

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(l) Financial Statements. The financial statements included or incorporated by reference in the Registration Statement and the Prospectus, together with the related notes and schedules, comply as to form in all material respects with Regulation S-X under the Securities Act and present fairly, in all material respects, the financial position of the Company and its Subsidiary at the dates indicated and the statement of operations, cash flows and shareholders’ equity of the Company and its Subsidiary for the periods specified and have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved except, in the case of unaudited interim financial statements, subject to normal year-end audit adjustments and the exclusion of certain footnotes as permitted by the applicable rules of the Commission. The supporting schedules, if any, present fairly, in all material respects, in accordance with GAAP, the information required to be stated therein. To the extent applicable, any pro forma financial statements, information or data included or incorporated by reference in the Registration Statement and the Prospectus comply with the requirements of Regulation S-X of the Securities Act, including, without limitation, Article 11 thereof, fairly present the information set forth herein, and the assumptions used in the preparation of such pro forma financial statements and data are reasonable, the pro forma adjustments used therein are appropriate to give effect to the circumstances referred to therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data. The other financial data set forth or incorporated by reference in the Registration Statement and the Prospectus present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. There are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement or the Prospectus under the Securities Act that are not included or incorporated by reference therein as required. All disclosures contained in the Registration Statement or the Prospectus, or incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(m) XBRL. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(n) No Material Adverse Change in Business. Except as otherwise stated therein, since the respective dates as of which information is given in the Registration Statement and the Prospectus: (i) there has been no Material Adverse Effect; (ii) there have been no transactions entered into by the Company or its Subsidiary, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiary considered as one enterprise; (iii) there have been no material liabilities or obligations, direct or contingent, entered into by the Company or its Subsidiary; and (iv) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its share capital.

(o) Capitalization. The authorized, issued and outstanding shares of the Company are as set forth in the Registration Statement and the Prospectus (as defined below) (except for subsequent issuances, if any, (i) pursuant to this Agreement, (ii) pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement and the Prospectus, (iii) pursuant to the conversion of convertible securities or exercise of options or warrants referred to in the Registration Statement and the Prospectus, (iv) pursuant to the securities purchase agreements, each dated July 29, 2025, among the Company and the investors signatory thereto (collectively, the “Securities Purchase Agreements”), (v) pursuant to the sponsor support agreement, dated July 29, 2025, between the Company and Forest Hill 18, L.P (the “Sponsor Agreement”), or (vi) pursuant to the Executive Services Agreement and restricted stock unit agreement, dated July 29, 2025, between the Company and Jordan Fried (collectively, the “Executive Compensation Agreements”). The form of certificate for the Ordinary Shares conforms to the law of the jurisdiction of the Company’s incorporation and to any requirements of the Company’s organizational documents. The outstanding shares of the Company and its Subsidiary have been duly authorized and are validly issued, fully paid and nonassessable, and were issued in compliance with all applicable United States federal and state and foreign securities laws, including the Israeli Securities Law. None of the outstanding shares of the Company or its Subsidiary were issued in violation of any preemptive or other similar rights of any security holder of the Company or its Subsidiary, as applicable.

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(p) Validity and Binding Effect of Agreements. This Agreement has been duly and validly authorized by the Company, and, when executed and delivered, will constitute, subject to the execution, delivery and performance by the Agents, the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(q) Authorization of the Placement Shares. The Placement Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment therefor, will be validly issued, fully paid and nonassessable. The issuance and sale of the Placement Shares as contemplated hereby is not subject to any preemptive or other similar rights of any security holder of the Company. The Ordinary Shares conform in all material respects to the statements relating thereto contained in the Registration Statement and the Prospectus and such description conforms to the rights set forth in the instruments defining the same. No holder of Placement Shares will be subject to personal liability by reason of being such a holder.

(r) Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or otherwise registered for sale or sold by the Company under the Securities Act pursuant to this Agreement.

(s) Absence of Violations, Defaults and Conflicts. Neither the Company nor its Subsidiary is (A) in violation of its memorandum of association, articles of association, charter, bylaws or similar organizational documents, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or its Subsidiary is a party or by which it or any of them may be bound or to which any of the properties or assets of the Company or its Subsidiary is subject (collectively, “Agreements and Instruments”), except for such defaults that would not, reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect, or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or its Subsidiary or any of their respective properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect.

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(t) Authorization under Israeli Law. Assuming that authorized share capital of the Company is sufficient to consummate the issuance of all Placement Shares hereunder, and the obtainment of any approval and/or notification after the consummation of the transaction contemplated by this Agreement as may be required under the rules and the regulations of the IIA (as defined below) and/or the MOE the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus (including the issuance and sale of the Placement Shares and the use of the proceeds from the sale of the Placement Shares as described therein under the caption “Use of Proceeds”), and compliance by the Company with its obligations hereunder, have been duly authorized by all necessary corporate action, including, to the extent applicable, under Chapter 5 of Part VI of the Israeli Companies Law and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its Subsidiary pursuant to, the Agreements and Instruments (as defined below) (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect), nor will such action result in any violation of (x) the provisions of the memorandum of association, articles of association, charter, bylaws or similar organizational document of the Company or its Subsidiary or (y) any law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity, except in the case of clause (y) for such violations that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company (other than repayment under the Company’s promissory notes issued by EarlyBirdCapital, Inc. and Keyarch Global Sponsor Limited to the Company dated April 4, 2024).

(u) No labor Disputes. No labor dispute with the employees of the Company or its Subsidiary exists or, to the knowledge of the Company, is imminent, which dispute would have a Material Adverse Effect, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in either case, would result reasonably be expected to result in a Material Adverse Effect.

Without limiting the generality of the foregoing, the Company and its Subsidiary are in compliance in all material respects with the labor and employment laws and collective bargaining agreements and extension orders applicable to their employees, whether employed directly or indirectly in the State of Israel, except where the failure to be in compliance would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

All obligations of the Company to provide statutory severance pay to all its currently engaged employees in Israel (“Israeli Employees”) are, with certain exceptions as are not material, in accordance with Section 14 of the Israeli Severance Pay Law, 5723-1963 (the “Severance Pay Law”) and are fully funded or, if not required to be funded, are fully accrued on the Company’s financial statements, and all such Israeli Employees have been subject to the provisions of Section 14 of the Severance Pay Law with respect to their entire salary, as defined under the Severance Pay Law, from the date of commencement of their employment with the Company, and the Company has been, with such exceptions as are not material, in compliance with the requirements for a Section 14 arrangement with respect to severance pay with respect to 100% of such salary for which severance pay is due under the Severance Pay Law; and all amounts that the Company is required by contract or applicable law either (A) to deduct from Israeli Employees’ salaries or to transfer to such Israeli Employees’ pension or provident, life insurance, incapacity insurance, advance study fund or other similar funds or insurance or (B) to withhold from their Israeli Employees’ salaries and benefits and to pay to any Israeli governmental authority as required by applicable Israeli tax law, have, in each case, been duly deducted, transferred, withheld and paid, and the Company has no outstanding obligation to make any such deduction, transfer, withholding or payment.

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(v) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity now pending or, to the knowledge of the Company, threatened, against or affecting the Company or its Subsidiary, which would reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect, or which would reasonably be expected to singly or in the aggregate, materially and adversely affect their respective properties or assets or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; and the aggregate of all pending legal or governmental proceedings to which the Company or its Subsidiary is a party or of which any of their respective properties or assets is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, would not reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect.

(w) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required.

(x) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity (as defined below) is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Placement Shares hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained and are in full force and effect or as may be required under the Securities Act the rules of the Nasdaq Stock Market LLC, U.S. state securities laws, the rules and regulations of, the FINRA, or, subject to the completion be the Company of a voluntarily delisting of the Ordinary Shares from the TASE, in its discretion, the Tel Aviv Stock Exchange (“TASE”)(including a final application for the listing of the Placement Shares on TASE), the Israeli Ministry of Energy (“MOE”) and the filing with the Israel Securities Authority of all documents filed by the Company with the Commission in connection with the registration and offering of the Placement Shares, or which will be obtained after the consummation of the transaction contemplated by this Agreement as may be required under the rules and the regulations of the IIA (as defined below) and/or the MOE.

(y) Possession of Licenses and Permits. The Company possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect. The Company and its Subsidiary are in compliance with the terms and conditions of all Governmental Licenses, except where the failure so to comply would not reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect. Neither the Company has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

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(z) Real Property. The Company and its Subsidiary have good and marketable title to all real property owned by them and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the Registration Statement and the Prospectus or (B) do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or its Subsidiary; and all of the leases and subleases material to the business of the Company and its Subsidiary, considered as one enterprise, and under which the Company or its Subsidiary holds properties described in the Registration Statement or the Prospectus, are in full force and effect, and neither the Company nor its Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or its Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or its Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(aa) Intellectual Property Rights. The Company and its Subsidiary owns or possesses or has valid rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar material rights (“Intellectual Property Rights”) necessary for the conduct of the business of the Company and its Subsidiary as currently carried on and as described in the Registration Statement and the Prospectus as being owned or licensed by them and which, if not so owned or possessed by the Company and its Subsidiary, would reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect. Except as described in the Registration Statement and the Prospectus, to the knowledge of the Company, no action or use by the Company or its Subsidiary is necessary for the conduct of its business as currently carried on and as described in the Registration Statement and the Prospectus will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property Rights of others. Neither the Company nor its Subsidiary has received any notice alleging any such infringement, fee or conflict with asserted Intellectual Property Rights of others. To the Company’s knowledge: (A) there is no infringement, misappropriation or violation by third parties of any of the Intellectual Property Rights owned by the Company that would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect; (B) there is no pending or threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim, that would, individually or in the aggregate, together with any other claims in this Section 6(aa), reasonably be expected to result in a Material Adverse Effect; (C) the Intellectual Property Rights owned by the Company and the Intellectual Property Rights licensed to the Company have not been adjudged by a court of competent jurisdiction invalid or unenforceable, in whole or in part, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 6(aa), reasonably be expected to result in a Material Adverse Effect; (D) there is no pending or threatened action, suit, proceeding or claim by others that the Company infringes, misappropriates or otherwise violates any Intellectual Property Rights, the Company has not received any written notice of such claim and the Company is unaware of any other facts which would form a reasonable basis for any such claim that would, individually or in the aggregate, together with any other claims in this Section 6(aa), reasonably be expected to result in a Material Adverse Effect; and (E) to the Company’s knowledge, no employee of the Company is in or has ever been in violation in any material respect of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company, or actions undertaken by the employee while employed with the Company and could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect. To the Company’s knowledge, the Company has taken reasonable measures to ensure that all material Intellectual Property Rights developed by and belonging to the Company which has not been patented has been kept confidential. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement and the Prospectus and are not described therein. The Registration Statement and the Prospectus contain in all material respects the same description of the matters set forth in the preceding sentence. To the Company’s knowledge, none of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company.

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(bb) Environmental Laws. The Company and its Subsidiary are in material compliance with all foreign, federal, state, local and foreign, including, without limitation, Israeli, legally-binding rules, laws and regulations relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of health and safety (to the extent relating to exposure to hazardous or toxic substances) or the environment which are applicable to their businesses (“Environmental Laws”). There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or its Subsidiary (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company or its Subsidiary is or may otherwise be liable) upon any of the property now or previously owned or leased by the Company or its Subsidiary, or upon any other property, in violation of any Environmental Law or which would, under any Environmental Law, give rise to any liability; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances. In the ordinary course of business, the Company and its Subsidiary conduct periodic reviews of the effect of Environmental Laws on their business and assets, in the course of which they identify and evaluate any associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or governmental permits issued thereunder, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such reviews, the Company and its Subsidiary have reasonably concluded that such associated costs and liabilities would not reasonably be expected to result, singularly or in the aggregate, in a Material Adverse Effect.

(cc) Accounting Controls. Except as disclosed in the Registration Statement and the Prospectus (including with respect to material weaknesses in the Company’s internal control over financial reporting), the Company maintains systems of “internal control over financial reporting” (as defined under Rules 13a-15 and 15d-15 under the Exchange Act Regulations) that have been designated to comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement and the Prospectus, the Company is not aware of any material weaknesses (as defined in Rule 12b-2 of the Exchange Act) in its internal controls. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses (as defined in Rule 12b-2 of the Exchange Act) in the design or operation of internal controls over financial reporting which are known to the Company’s management and that have adversely affected or are reasonably likely to adversely affect the Company’ ability to record, process, summarize and report financial information; and (ii) any fraud known to the Company’s management, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(dd) Compliance with Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or, to the Company’s knowledge, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by it or furnished by it to the Commission. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

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(ee) Payment of Taxes. Each of the Company and its Subsidiary has filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof. Each of the Company and its Subsidiary has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company or such respective Subsidiary. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing to the Agents, (i) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or its Subsidiaries, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or its Subsidiaries. The term “taxes” means all federal, state, local, foreign, including, without limitation, Israeli, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements and other documents required to be filed in respect to taxes.

(ff) No Stamp or Transfer Taxes. There are no transfer taxes or other similar fees or charges under federal law, the laws of any state, the laws of the State of Israel, any other foreign law, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Placement Shares.

(gg) Insurance. The Company carries or is entitled to the benefits of insurance, with reputable insurers, in such amounts and covering such risks which the Company believes are adequate, including, but not limited to, directors and officers insurance coverage covering their respective properties, operations, personnel and businesses at least equal to $5,000,000 and all such insurance is in full force and effect. The Company has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire, subject to receipt of all corporate approvals required under the Israeli Companies Law, or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect.

(hh) Investment Company Act. The Company is not required, and upon the issuance and sale of the Placement Shares as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement and the Prospectus will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended.

(ii) No Price Stabilization or Manipulation. The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which would reasonably be expected to constitute, the stabilization or manipulation of the price of the Ordinary Shares or any security of the Company to facilitate the sale or resale of any of the Placement Shares.

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(jj) Foreign Corrupt Practices Act. The Company has implemented and currently maintains accounting controls and procedures which are reasonably designed to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”) or any applicable provision of Israeli law. None of the Company and its Subsidiaries or, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company and its Subsidiaries or any other person acting on behalf of the Company and its Subsidiaries, while acting on the Company’s behalf, has, directly or indirectly, (i) given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (ii) violated or is in violation of any provision of the FCPA or any applicable non-U.S. anti-bribery statute or regulation, or (iii) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. Neither of the Company nor its Subsidiaries has received notice of any investigation, proceeding or inquiry by any Governmental Entity regarding any of the matters in this Section 6(jj); and the Company and, to the knowledge of the Company, the Company’s affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(kk) Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable anti-money laundering, financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Israel Prohibition on Money Laundering Law, 5760-2000, the Israel Prohibition on Money Laundering Order, 5761-2001, the Israel Counter-Terrorism Law, 5776-2016, and the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(ll) OFAC. None of the Company, its Subsidiary or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or representative of the Company or its Subsidiary is an individual or entity (“Person”), is 50% or more owned or otherwise controlled by Persons, currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, the United Nations Security Council, the European Union or its member states, His Majesty’s Treasury of the United Kingdom, or pursuant to the Israeli Trade with the Enemy Ordinance, 1939 or other applicable sanctions authority (collectively, “Sanctions”), nor is the Company operating from, organized or resident in a country or territory that is the subject of comprehensive country-wide or territory-wide Sanctions (including currently, the Crimea region of Ukraine, the so-called Luhansk People’s Republic, the so-called Donetsk People’s Republic, Cuba, Iran, North Korea and Syria (until July 1, 2025)) (a “Sanctioned Jurisdiction”); and the Company will not directly or indirectly use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any Subsidiaries, joint venture partners or other Person, to fund any activities of or business with any Person that, at the time of such funding, is the subject of Sanctions, or with any Sanctioned Jurisdiction, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions; and neither the Company nor Subsidiary is engaged in, or has, at any time since April 24, 2019, engaged in, any dealings or transactions directly or indirectly with or involving any individual or entity that was or is, as applicable, at the time of such dealing or transaction, the subject or target of Sanctions or with any Sanctioned Jurisdiction.

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(mm) Lending Relationship. Except as disclosed in the Registration Statement and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of the Agents and (ii) does not intend to use any of the proceeds from the sale of the Placement Shares to repay any outstanding debt owed to any affiliate of the Agents.

(nn) Statistical and Market-Related Data. The statistical and market-related data included in each of the Registration Statement and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

(oo) IT Systems. To the Company’s knowledge, there has been no security breach or incident, unauthorized access or disclosure, or other compromise of or relating to any of the Company’s or its Subsidiary’s information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers and vendors), equipment or technology used by the Company or its Subsidiary (collectively, “IT Systems and Data”), except in each case, as would not reasonably be expected to have a Material Adverse Effect, and (B) the Company and its Subsidiary have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data; (ii) the Company and its Subsidiary have implemented commercially reasonable controls, policies, procedures and technological safeguards designed to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data as is customary for the Company’s business or, to the Company’s knowledge, as required in all material respects by applicable regulatory standards; and (iii) to the Company’s knowledge, the IT Systems and Data are adequate for, and operate and perform in all material respects as required in connection with the operation of the businesses of the Company and its Subsidiary as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants.

(pp) Passive Foreign Investment Company. The Company does not believe that it was treated as a “passive foreign investment company” (“PFIC”) within the meaning of Section 1297 of the Internal Revenue Code of 1986, as amended, for its most recently completed taxable year and it does not expect to be a PFIC for its current taxable year.

(qq) No Immunity. Except as provided by laws or statutes generally applicable to transactions of the type described in this Agreement, neither the Company nor any of its respective properties, assets or revenues has any right of immunity under Israeli, New York or United States law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Israeli, New York or United States federal court, from service of process, attachment upon or prior judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement. To the extent that the Company or any of its respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 17 of this Agreement to the extent permitted by law.

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(rr) Valid Choice of Law. The choice of laws of the State of New York as the governing law of this Agreement is a valid choice of law under the laws of the State of Israel. The Company has the power to submit, and pursuant to Section 17 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each Specified Court (as defined in Section 17 of this Agreement), and the Company has the power to designate, appoint and authorize, and pursuant to Section 17 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed and authorized an agent for service of process in any action arising out of or relating to this Agreement or the issuance and sale of the Placement Shares contemplated hereby in any Specified Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 17 hereof.

(ss) No Rated Securities. Neither the Company nor its Subsidiary have any debt securities or preferred shares that are rated by any “nationally recognized statistical rating agency” (as defined in Section 3(a)(62) of the Exchange Act).

(tt) FINRA Matters. All of the information provided to the Agents or to counsel for the Agents by the Company, its counsel, its officers and directors and, to the Company’s knowledge, the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with the offering of the Placement Shares is true, complete, correct in all material respects and compliant with FINRA rules and any letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rules or NASD Conduct Rules is true, complete and correct in all material respects.

(uu) Forward-Looking Statements. Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement or the Prospectus (i) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances and (ii) as required, is accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statement.

(vv) No Material Defaults. Neither the Company nor its Subsidiary has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, would have a Material Adverse Effect. The Company has not filed a report pursuant to Section 13(a) or 15(d) of the Exchange Act since the filing of its last Annual Report on Form 20-F, indicating that it (i) has failed to pay any dividend or sinking fund installment on preferred shares or (ii) has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, would have a Material Adverse Effect.

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(ww) No Reliance. The Company has not relied upon the Agents or legal counsel for the Agents for any legal, tax or accounting advice in connection with the offering and sale of the Placement Shares.

(xx) Margin Rules. Neither the issuance, sale and delivery of the Placement Shares nor the application of the proceeds thereof by the Company as described in the Registration Statement and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(yy) Underwriter Agreements. The Company is not a party to any agreement with an agent or underwriter for any other “at the market” or continuous equity transaction.

(zz) Agent Purchases. The Company acknowledges and agrees that the Agents have informed the Company that the Agents may, to the extent permitted under the Securities Act and the Exchange Act, purchase and sell Ordinary Shares for its own account while this Agreement is in effect, provided, that the Company shall not be deemed to have authorized or consented to any such purchases or sales by the Agents.

(aaa) No Misstatement or Omission in an Issuer Free Writing Prospectus. Each issuer free writing prospectus (if any), as of its issue date and as of each Applicable Time, did not, does not and will not, through the completion of the Placement for which such issuer free writing prospectus is used, include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any incorporated document deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any issuer free writing prospectus based upon and in conformity with written information furnished to the Company by the Agents specifically for use therein. Each issuer free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433 or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act.

(bbb) Enforcement of Judgments. Subject to the conditions and qualifications set forth in the Registration Statement and the Prospectus, a final and conclusive judgment against the Company for a definitive sum of money entered by any Specified Court having jurisdiction under its own laws in respect of any suit, action or proceeding against the Company based upon this Agreement would be declared enforceable by an Israeli court.

(ccc) Israeli Securities Law. The Company has not engaged and will not engage in any form of solicitation, advertising or any other action constituting an offer or sale under the Israeli Securities Law in connection with the transactions contemplated hereby which would require the Company to publish a prospectus in the State of Israel under the laws of the State of Israel.

(ddd) Pursuant to the Exchange Act. The Company has filed with the Commission a Form 8-A (File Number 001-42005) providing for the registration pursuant to Section 12(b) under the Exchange Act, of the Ordinary Shares. The registration of the Ordinary Shares and related Form 8-A have become effective under the Exchange Act on or prior to the date hereof. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

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(eee) Equity Awards. With respect to the equity awards (the “Equity Awards”) granted pursuant to the share-based compensation plans of the Company and its Subsidiary (the “Company Share Plans”), (i) each Equity Award purported to be issued under Section 102 of the Israeli Tax Ordinance – (New Version) 1961 (the “Ordinance”) so qualifies for treatment under that section (except in connection with certain grants in connection to which “green route” requests may be filed with the Israeli Tax Authority to approve such grants as grants issued under Section 102 of the Ordinance), (ii) to the extent applicable, each Equity Award intended to qualify as an “incentive stock option” under Section 422 of the Code so qualifies, (iii) each grant of an Equity Award was duly authorized no later than the date on which the grant of such Equity Award was by its terms to be effective by all necessary corporate action, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iv) each such grant was made in accordance with the terms of the Company Share Plans and all applicable laws and regulatory rules or requirements and (v) each such grant was properly accounted for in accordance with GAAP in all material respects in the financial statements (including the related notes) of the Company included in the Registration Statement and the Prospectus.

(fff) Disclosure of Agreements. The agreements and documents described in the Registration Statement and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required by the Securities Act to be described in the Registration Statement and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed.

(ggg) Regulations. The disclosures in the Registration Statement and the Prospectus concerning the effects of material federal, state, local and all foreign regulation on the Company’s business as currently contemplated are correct in all material respects and no other such regulations are required to be disclosed in the Registration Statement and the Prospectus which are not so disclosed.

(hhh) Recent Securities Transactions, etc. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may otherwise be indicated or contemplated herein or disclosed in the Registration Statement and the Prospectus, the Company has not: (i) issued any securities (except for subsequent issuances, if any, (a) pursuant to this Agreement, (b) pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement and the Prospectus, (c) pursuant to conversion of convertible securities or exercise of options or warrants) or incurred any liability or obligation, direct or contingent, for borrowed money, (d) pursuant to the Securities Purchase Agreements, (e) pursuant to the Sponsor Agreement, or (f) pursuant to the Executive Compensation Agreements; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

(iii) Officers’ Certificate. Any certificate signed by an officer of the Company and delivered to the Agents or to counsel for the Agents pursuant to or in connection with this Agreement shall be deemed to be a representation and warranty by the Company, as applicable, to the Agents as to the matters set forth therein.

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(jjj) Related Party Transactions.

(i) Business Relationships. There are no business relationships or related party transactions involving the Company (within the scope of Item 7.B of Form 20-F) required to be described in the Registration Statement and the Prospectus that have not been described as required.

(ii) No Unconsolidated Entities. There are no transactions, arrangements or other relationships between and/or among the Company, to the Company’s knowledge, any of its affiliates (as such term is defined in Rule 405 of the Securities Act) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources required which is not described in the and the Prospectus, to the extent required.

(kkk) Loans to Directors or Officers. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company or its Subsidiary to or for the benefit of any of the officers or directors of the Company, its Subsidiary or any of their respective family members, except as disclosed in the Registration Statement and the Prospectus.

(lll) Privacy Laws. To the Company’s knowledge, the Company and its Subsidiary are, have always been, in material compliance with all applicable state and federal data privacy and security laws and regulations, including without limitation the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679) (collectively, the “Privacy Laws”). To ensure compliance with the Privacy Laws, the Company has in place, complies with, and takes appropriate steps to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, processing, disclosure, handling, and analysis of Personal Data and Confidential Data (the “Policies”). To the Company’s knowledge, the Company has made all material disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. The Company further represents that neither it nor any Subsidiary: (i) has received written notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no actual knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

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(mmm) Israeli Taxes. Assuming that (A) neither Agent is not subject to taxation in the State of Israel due to such Agent being a tax resident of, being organized or incorporated in, having a permanent establishment or any physical business presence in Israel or any present or former connection between such Agent and Israel, (B) all the holding rights in the either Agent held by foreign tax residents or if there are Israeli tax residents among the right holders of such Agent, such Israeli tax residents holds less than 25% of the holding rights in such Agent, (C) the Agents’ services under this Agreement will be performed entirely outside of Israel, and (D) the Agents provided a tax residency certificate stating that they are considered tax residents of their home country, which is not Israel or provided a valid certificate issued by the Israeli tax authority, confirming a zero withholding tax rate on any payments will be made to the underwriters under this agreement, none of (i) the issuance, sale and delivery of the Securities by the Company; (ii) the sale and delivery by the Agents of the Placement Shares to purchasers thereof; or (iii) the execution and delivery of, and the consummation of the transactions contemplated by, this Agreement or any other document to be furnished hereunder will be subject to any tax (including interest and penalties) imposed on the Agents by the State of Israel or any tax authority or other political subdivision thereof, whether imposed directly or through withholding. Based on the assumptions above, the Agents will not be deemed resident, domiciled, to be carrying on business or subject to taxation in the State of Israel solely by reason of the issuance, acceptance, delivery, performance or enforcement of this Agreement.

(nnn) No Loans or Advances to Affiliates. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of (i) any of the officers or directors of the Company, (ii) any other affiliates of the Company or (iii) any of their respective family members, except as disclosed in the Registration Statement and the Prospectus, which are, in the case of clauses (ii) and (iii), required to be disclosed in the Registration Statement or the Prospectus.

7. Covenants of the Company. The Company covenants and agrees with the Agents and, as applicable, the QIU, that:

(a) Registration Statement Amendments. After the date of this Agreement and during any period in which the Prospectus relating to any Placement Shares is required to be delivered by the Agents under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act or a similar rule), (i) the Company will comply with the requirements of Rule 430B and will notify the Agents promptly of the time when any subsequent amendment to the Registration Statement, other than Incorporated Documents, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus, other than Incorporated Documents, has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information, (ii) the Company will prepare and file with the Commission, promptly upon an Agent’s reasonable request, any amendments or supplements to the Registration Statement or Prospectus that, in an Agent’s reasonable opinion, may be necessary or advisable in connection with the distribution of the Placement Shares by the Agents (provided, however, that the failure of the Agents to make such request shall not relieve the Company of any obligation or liability hereunder, or affect each Agent’s right to rely on the representations and warranties made by the Company in this Agreement and provided, further, that the only remedy the Agents shall have with respect to the failure by the Company to make such filing (but without limiting the Agents’ rights under Section 9 hereof) shall be to cease making sales under this Agreement until such amendment or supplement is filed); (iii) the Company will not file any amendment or supplement to the Registration Statement or Prospectus relating to the Placement Shares (other than Incorporated Documents) or a security convertible into the Placement Shares unless a copy thereof has been submitted to the Agents within a reasonable period of time before the filing and the Agents have not reasonably objected thereto (provided, however, that the failure of the Agents to make such objection shall not relieve the Company of any obligation or liability hereunder, or affect each Agent’s right to rely on the representations and warranties made by the Company in this Agreement and provided, further, that the only remedy the Agents shall have with respect to the failure by the Company to obtain such consent shall be to cease making sales under this Agreement) and the Company will furnish to the Agents at the time of filing thereof a copy of any Incorporated Document, except for those documents available via EDGAR; and (iv) the Company will cause each amendment or supplement to the Prospectus, other than Incorporated Documents, to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Securities Act and, in the case of any Incorporated Document, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed (the determination to file or not file any amendment or supplement with the Commission under this Section 7(a), based on the Company’s reasonable opinion or reasonable objections, shall be made exclusively by the Company).

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(b) Notice of Commission Stop Orders. The Company will advise the Agents, promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Placement Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued. The Company will advise the Agents promptly after it receives any request by the Commission for any amendments to the Registration Statement or any amendment or supplements to the Prospectus or any Issuer Free Writing Prospectus or for additional information related to the offering of the Placement Shares or for additional information related to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus.

(c) Delivery of Prospectus; Subsequent Changes. During any period in which a Prospectus relating to the Placement Shares is required to be delivered by the Agents under the Securities Act with respect to the offer and sale of the Placement Shares (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act or similar rule), the Company will comply in all material respects with all requirements imposed upon it by the Securities Act, as from time to time in force, and to file on or before their respective due dates all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act. If the Company has omitted any information from the Registration Statement pursuant to Rule 430B under the Securities Act, it will use its commercially reasonable efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430B and to notify the Agents promptly of all such filings. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company will promptly notify the Agents to suspend the offering of Placement Shares during such period and the Company will promptly amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance; provided, however, that the Company may delay any such amendment or supplement if, in the reasonable judgment of the Company, it is in the interests of the Company to do so.

(d) Listing of Placement Shares. During any period in which the Prospectus relating to the Placement Shares is required to be delivered by the Agents under the Securities Act with respect to the offer and sale of the Placement Shares (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act or a similar rule), the Company will use its commercially reasonable efforts to maintain the listing of the Placement Shares or to cause the Placement Shares to be listed on Nasdaq, as applicable, and to receive final approval for listing of the Placement Shares on TASE. The Company will timely file with Nasdaq all material documents and notices required by Nasdaq of companies that have or will issue securities that are traded on Nasdaq.

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(e) Delivery of Registration Statement and Prospectus. The Company will furnish to the Agents and their counsel (at the expense of the Company) digital copies of the Registration Statement, the Prospectus (including all Incorporated Documents) and all amendments and supplements to the Registration Statement or Prospectus that are filed with the Commission during any period in which the Prospectus relating to the Placement Shares is required to be delivered under the Securities Act (including all Incorporated Documents filed with the Commission during such period), in each case as soon as reasonably practicable and in such quantities as the Agents may from time to time reasonably request and, at an Agent’s request, will also furnish copies of the Prospectus to each exchange or market on which sales of the Placement Shares may be made; provided, however, that the Company shall not be required to furnish any document (other than the Prospectus) to the Agents to the extent such document is available on EDGAR.

(f) Earnings Statement. The Company will make generally available to its security holders and to the Agents as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement covering a 12-month period that satisfies the provisions of Section 11(a) and Rule 158 of the Securities Act; provided that the Company will be deemed to have furnished such statement to its security holders and the Agents to the extent such statement has been filed on EDGAR.

(g) Expenses. The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated in accordance with the provisions of Section 11 hereunder, will pay all expenses incident to the performance of its obligations hereunder, including expenses relating to (i) the preparation, printing and filing of the Registration Statement and each amendment and supplement thereto, of the Prospectus and of each amendment and supplement thereto and of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Placement Shares, (ii) the preparation, issuance, sale and delivery of the Placement Shares and any share transfer or other taxes and any stamp or other duties payable in connection therewith, (iii) the fees and disbursements of the Company’s counsel, accountants and other advisors, (iv) the qualification of the Placement Shares under securities laws in accordance with the provisions of Section 7(x) of this Agreement, including filing fees (provided, however, that any fees or disbursements of counsel for the Agents in connection therewith shall be paid by the Agents except as set forth in clauses (viii) and (ix) below), (v) the printing and delivery to the Agents and their counsel of copies of the Prospectus and any amendments or supplements thereto, and of this Agreement, (vi) the fees and expenses incurred in connection with the listing or qualification of the Placement Shares for trading on Nasdaq and TASE, (vii) the filing fees and expenses, if any, owed to the Commission or FINRA, including fees and expenses of the QIU acting as “qualified independent underwriter” within the meaning of FINRA Rule 5121, and the fees and expenses of any transfer agent or registrar for the Placement Shares, (viii) the reasonable and documented fees and associated expenses of the Agents’ outside legal counsel incurred in connection with determining the compliance of the transactions contemplated hereby with the rules and regulations of FINRA, in an amount not to exceed $10,000 (excluding FINRA filing fees referred to in clause (vii) above and in addition to the fees and disbursements referred to in clause (ix) below), and (ix) the reasonable fees and disbursements of the Agents’ outside legal counsel (A) in an amount not to exceed $100,000 arising out of executing this Agreement and the Company’s delivery of the initial certificate pursuant to Section 7(m) and (B) in an amount not to exceed $25,000 in connection with each Representation Date (as defined below) on which the Company is required to provide a certificate pursuant to Section 7(m) (in addition to the fees and associated expenses referred to in clause (viii) above).

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(h) Use of Proceeds. The Company will use the Net Proceeds as described in the Prospectus in the section entitled “Use of Proceeds.”

(i) Notice of Other Sales. Without the prior written consent of the Agents, the Company will not, directly or indirectly, offer to sell, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option to sell or otherwise dispose of any Ordinary Shares (other than the Placement Shares offered pursuant to this Agreement) or securities convertible into or exchangeable or exercisable for Ordinary Shares, warrants or any rights to purchase or acquire, Ordinary Shares during the period beginning on the second (2nd) Trading Day immediately prior to the date on which any Placement Notice is delivered to the Designated Agent hereunder and ending on the second (2nd) Trading Day immediately following the final Settlement Date with respect to Placement Shares sold pursuant to such Placement Notice (or, if the Placement Notice has been terminated or suspended prior to the sale of all Placement Shares covered by a Placement Notice, the date of such suspension or termination); and will not directly or indirectly in any other “at the market offering” or continuous equity transaction offer to sell, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option to sell or otherwise dispose of any Ordinary Shares (other than the Placement Shares offered pursuant to this Agreement) or securities convertible into or exchangeable or exercisable for Ordinary Shares, warrants or any rights to purchase or acquire, Ordinary Shares prior to the later of the termination of this Agreement and the final Settlement Date with respect to Placement Shares sold pursuant to such Placement Notice; provided, however, that such restrictions will not be required in connection with the Company’s (a) issuance or sale of (i) any Ordinary Shares issued by the Company upon the exercise of an option or warrant, or reissuance of such options or warrants upon transfer or assignment, or the conversion of a convertible security outstanding on the date hereof and referred to in the Registration Statement and the Prospectus; (ii) any security issued or granted pursuant to employee benefit plans of the Company referred to in the Registration Statement and the Prospectus; (iii) any Ordinary Shares issued pursuant to any existing non-employee director stock plan or dividend reinvestment plan referred to in the Registration Statement and the Prospectus, and (iii) Ordinary Shares or securities convertible into or exchangeable or exercisable for Ordinary Shares as consideration for mergers, acquisitions, other business combinations or strategic alliances occurring after the date of this Agreement which are not issued for capital raising purposes; and (b) modification of any outstanding options, warrants of any rights to purchase or acquire Ordinary Shares.

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(j) Change of Circumstances. The Company will, at any time during a fiscal quarter in which the Company tenders a Placement Notice to sell Placement Shares, advise the Agents promptly after it shall have received notice or obtained knowledge of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document provided or required to be provided to the Agents pursuant to this Agreement.

(k) Due Diligence Cooperation. During the term of this Agreement, the Company will cooperate with any reasonable due diligence review conducted by the Agents or their representatives in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior corporate officers, during regular business hours and at the Company’s principal offices, as the Agents may reasonably request.

(l) Required Filings Relating to Placement of Placement Shares. The Company agrees that on or prior to such dates as the Securities Act shall require, with respect to the Placement Shares, the Company will (i) file a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b) under the Securities Act, which prospectus supplement will set forth, within the relevant period, the number or amount of Placement Shares sold through the Agents, the Net Proceeds to the Company and the compensation payable by the Company to the Agents with respect to such Placement Shares, and (ii) deliver such number of copies of each such prospectus supplement to each exchange or market on which such sales were effected as may be required by the rules or regulations of such exchange or market; provided, that, unless a prospectus supplement containing such information is required to be filed under the Securities Act, the requirement of this Section 7(l) may be satisfied by Company’s inclusion in the Company’s Form 20-F or next-filed report on Form 6-K that contains quarterly financial information, as applicable, of the number or amount of Placement Shares sold through the Agents and the Net Proceeds to the Company during the relevant period.

(m) Representation Dates; Certificate. On or prior to the date on which the Company first delivers a Placement Notice pursuant to this agreement (the “First Placement Notice Date”) and each time the Company:

(i) amends or supplements the Registration Statement or the Prospectus (other than (x) a prospectus supplement filed in accordance with Section 7(l) of this Agreement or (y) a prospectus supplement relating solely to an offering of securities other than the Placement Shares) by means of a post-effective amendment, sticker or supplement but not by means of incorporation of document(s) by reference into the Registration Statement or the Prospectus;

(ii) files an annual report on Form 20-F under the Exchange Act (including any Form 20-F/A containing amended financial information or a material amendment to the previously filed Form 20-F); or

(iii) files half-year financial statements on Form 6-K or a report on Form 6-K containing amended financial information under the Exchange Act

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(each date of filing of one or more of the documents referred to in clauses (i) through (iii) shall be a “Representation Date”),

the Company shall furnish the Agents (but in the case of clause (iii) above only if (1) a Placement Notice is pending or in effect and (2) the Agents requests such certificate within three Business Days after the filing of such Form 6-K with the Commission) with a certificate, in the form attached hereto as Exhibit 7(m) (modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented), within two Trading Days of any Representation Date. The requirement to provide a certificate under this Section 7(m) shall be waived for any Representation Date occurring at a time at which no Placement Notice is pending or in effect or if a suspension is in effect with respect to any Placement Notice, which waiver shall continue until the earlier to occur of (1) the date the Company delivers a Placement Notice hereunder (which for such calendar quarter shall be considered a Representation Date) and (2) the next occurring Representation Date. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Shares following a Representation Date on which the Company relied on the waiver referred to in the previous sentence and did not provide the Agents with a certificate under this Section 7(m), then before the Company delivers a Placement Notice or the Agents sell any Placement Shares pursuant thereto, the Company shall provide the Agents with a certificate, in the form attached hereto as Exhibit 7(m), dated the date of such Placement Notice. Within two Trading Days of each Representation Date, the Company shall have furnished to the Agents such further information, certificates and documents as the Agents may reasonably request.

(n) Legal Opinions. On or prior to the First Placement Notice Date and on any date which the Company is obligated to deliver a certificate pursuant to Section 7(m) for which no suspension or waiver is applicable, the Company shall cause to be furnished to the Agents (i) the written opinion and negative assurance letter of Cooley LLP, U.S. counsel to the Company, or such other counsel reasonably satisfactory to the Agents (“U.S. Company Counsel”) and (ii) the written opinion of Shibolet & Co., Law Firm, Israeli counsel to the Company, or such other counsel reasonably satisfactory to the Agents (“Israeli Company Counsel”), in each case, in form and substance reasonably satisfactory to the Agents and their counsel, substantially similar to the form previously provided to the Agents and their counsel, dated the date that such opinion and negative assurance letter are required to be delivered, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that the Company shall be required to furnish to the Agents no more than one opinion from U.S. Company Counsel and Israeli Company Counsel in connection with each annual report on Form 20-F; and provided further that that in lieu of each such opinion and negative assurance letter for subsequent Representation Dates, Company Counsel and Israeli Company Counsel may furnish the Agents with a letter to the effect that the Agents may rely on a prior opinion or negative assurance letter delivered by such counsel under this Section 7(n) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion or negative assurance letter shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

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(o) Comfort Letter. On or prior to the First Placement Notice Date and on any date which the Company is obligated to deliver a certificate pursuant to Section 7(m) for which no waiver is applicable, the Company shall cause its independent registered public accounting firm (and any other independent accountants whose report is included in the Registration Statement or the Prospectus) to furnish the Agents letters (the “Comfort Letters”), dated the date the Comfort Letter is delivered, which shall meet the requirements set forth in this Section 7(p); provided, that if requested by the Agents, the Company shall cause a Comfort Letter to be furnished to the Agents within 10 Trading Days of the occurrence of any material transaction or event that necessitates the filing of additional, pro forma, amended or revised financial statements (including any restatement of previously issued financial statements). Each Comfort Letter shall be in form and substance satisfactory to the Agents and each Comfort Letter from the Company’s independent registered public accounting firm shall (i) confirm that they are an independent registered public accounting firm within the meaning of the Securities Act and the PCAOB, (ii) state, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) update the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter .

(p) Chief Financial Officer Certificate. On or prior to the First Placement Notice Date and on any date which the Company is obligated to deliver a certificate pursuant to Section 7(m) for which no waiver is applicable (other than in connection with the filing of an annual report on Form 20-F or half-year financial statements on Form 6-K), the Company shall furnish the Agents with a certificate, signed on behalf of the Company by the Chief Financial Officer of the Company, dated as of such date and in form and substance satisfactory to the Agents and their counsel, that provides “management comfort” with respect to financial information contained in the Registration Statement and the Prospectus.

(q) Market Activities. The Company will not, directly or indirectly, and will cause its Subsidiary not to (i) take any action designed to cause or result in, or that constitutes or would reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of Ordinary Shares to be issued and sold pursuant to this Agreement or (ii) sell, bid for, or purchase Ordinary Shares in violation of Regulation M, or pay anyone any compensation for soliciting purchases of the Placement Shares other than the Agents; provided, however, that the Company may bid for and purchase Ordinary Shares in accordance with Rule 10b-18 under the Exchange Act.

(r) Insurance. The Company and its Subsidiary shall maintain, or cause to be maintained, insurance in such amounts and covering such risks as is reasonable and customary for a company at the Company’s size engaged in the business in which it is engaged.

(s) Investment Company Act. The Company will conduct its affairs in such a manner so as to reasonably ensure that neither it nor its Subsidiary will be or become, at any time prior to the termination of this Agreement, required to register as an “investment company,” as such term is defined in the Investment Company Act.

(t) No Offer to Sell. Other than an Issuer Free Writing Prospectus approved in advance by the Company and an Agent in its capacity as agent hereunder, neither the Agents nor the Company (including its agents and representatives, other than the Agents in their capacity as such) will make, use, prepare, authorize, approve or refer to any written communication (as defined in Rule 405 under the Securities Act), required to be filed with the Commission, that constitutes an offer to sell or solicitation of an offer to buy Placement Shares hereunder.

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(u) Blue Sky and Other Qualifications. The Company will use its commercially reasonable efforts, in cooperation with the Agents, to qualify the Placement Shares for offering and sale, or to obtain an exemption for the Placement Shares to be offered and sold, under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Agents may designate and to maintain such qualifications and exemptions in effect for so long as required for the distribution of the Placement Shares (but in no event for less than one year from the date of this Agreement); provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Placement Shares have been so qualified or exempt, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification or exemption, as the case may be, in effect for so long as required for the distribution of the Placement Shares (but in no event for less than one year from the date of this Agreement).

(v) Sarbanes-Oxley Act. The Company and the Subsidiary will maintain and keep accurate books and records reflecting their assets and maintain internal accounting controls in a manner designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and including those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit the preparation of the Company’s consolidated financial statements in accordance with GAAP, (iii) that receipts and expenditures of the Company are being made only in accordance with management’s and the Company’s directors’ authorization, and (iv) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on its financial statements. The Company and the Subsidiary will maintain such controls and other procedures, including, without limitation, those required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the applicable regulations thereunder that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure and to ensure that material information relating to the Company or the Subsidiary is made known to them by others within the Company, particularly during the period in which such periodic reports are being prepared.

(w) Emerging Growth Company Status. The Company will promptly notify the Agents if the Company ceases to be an Emerging Growth Company at any time during the term of this Agreement.

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(x) Renewal of Registration Statement. If, immediately prior to the third anniversary of the initial effective date of the Registration Statement (the “Renewal Date”), any of the Placement Shares remain unsold and this Agreement has not been terminated, the Company, in its sole discretion, may, prior to the Renewal Date, file a new shelf registration statement or, if applicable, an automatic shelf registration statement relating to the Ordinary Shares that may be offered and sold pursuant to this Agreement (which shall include a prospectus reflecting the number or amount of Placement Shares that may be offered and sold pursuant to this Agreement), in a form reasonably satisfactory to the Agents and its counsel, and, if such registration statement is not an automatic shelf registration statement, will use commercially reasonable efforts to cause such registration statement to be declared effective within 180 days after the Renewal Date. The Company will take all other reasonable actions necessary or appropriate to permit the public offer and sale of the Placement Shares to continue as contemplated in the expired registration statement and this Agreement. From and after the effective date thereof, references herein to the “Registration Statement” shall include such new shelf registration statement or such new automatic shelf registration statement, as the case may be.

(y) General Instruction I.B.5. of Form F-3. If, from and after the date of this Agreement, the Company is no longer eligible to use Form F-3 (including pursuant to General Instruction I.B.5.) at the time it files with the Commission an annual report on Form 20-F or any post-effective amendment to the Registration Statement, then it shall promptly notify the Agents and, within two Business Days after the date of filing of such annual report on Form 20-F or amendment to the Registration Statement, the Company, in its sole discretion, shall file a new prospectus supplement with the Commission reflecting the number of Ordinary Shares available to be offered and sold by the Company under this Agreement pursuant to General Instruction I.B.5. of Form F-3; provided, however, that the Company may delay the filing of any such prospectus supplement for up to 60 days if, in the reasonable judgment of the Company, it is in the best interest of the Company to do so, provided that no Placement Notice is in effect or pending during such time. Until such time as the Company shall have corrected such misstatement or omission or effected such compliance, the Company shall not notify the Agents to resume the offering of Placement Shares.

(z) Transfer Agent. The Company has engaged and will maintain, at its sole expense, a transfer agent and registrar for the Ordinary Shares.

8. Conditions to the Agents’ Obligations. The obligations of the Agents hereunder with respect to a Placement will be subject to the continuing accuracy and completeness of the representations and warranties made by the Company herein, to the due performance in all material respects by the Company of its obligations hereunder, to the completion by the Agents of a due diligence review satisfactory to it in its reasonable judgment, and to the continuing satisfaction (or waiver by the Agents in their sole discretion) in all material respects of the following additional conditions:

(a) Registration Statement Effective. The Registration Statement shall be effective and shall be available for all offers and sales of Placement Shares that will be issued pursuant to any Placement Notice.

(b) Prospectus. The Company shall have filed with the Commission the Prospectus Supplement pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second Business Day following the date hereof.

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(c) No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company of any request for additional information from the Commission or any other federal, state or foreign Governmental Authority, including the Israel Securities Authority, during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal, state or foreign Governmental Authority of any stop order suspending the effectiveness of the Registration Statement any post-effective amendment, of any order preventing or suspending the use of the Prospectus, or the initiation of any proceedings for that purpose; (iii) receipt by the Company or its Subsidiary of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus or any material Incorporated Document untrue in any material respect that requires the making of any changes in the Registration Statement, the Prospectus or Incorporated Documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus, so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) No Misstatement or Material Omission. The Agents shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in the Agents’ opinion is material, or omits to state a fact that in the Agents’ opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(e) Material Changes. Except as contemplated in the Prospectus, or disclosed in the Company’s reports filed with the Commission, there shall not have been any material adverse change in the authorized share capital of the Company or any Material Adverse Effect or any development that would reasonably be expected to result in Material Adverse Effect, or any downgrading in or withdrawal of the rating assigned to any of the Company’s securities (other than asset backed securities) by any rating organization or a public announcement by any rating organization that it has under surveillance or review its rating of any of the Company’s securities (other than asset backed securities), the effect of which, in the judgment of the Agents (without relieving the Company of any obligation or liability it may otherwise have), is so material as to make it impracticable or inadvisable to proceed with the offering of the Placement Shares on the terms and in the manner contemplated in the Prospectus.

(f) Company Counsel Legal Opinions. The Agents shall have received the opinions and negative assurance letters, as applicable, of U.S. Company Counsel and Israeli Company Counsel required to be delivered pursuant to Section 7(n) and Section 7(o), as applicable, on or before the date on which such delivery of such opinions and negative assurance letters are required pursuant to Section 7(n) and Section 7(o), as applicable.

(g) Agents’ Counsel Legal Opinion. The Agents shall have received from Goodwin Procter LLP, U.S. counsel for the Agents, such opinion or opinions, on or before the date on which the delivery of the legal opinions of U.S. Company Counsel and Israeli Company Counsel are required pursuant to Section 7(n), with respect to such matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they may request to enable them to pass upon such matters.

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(h) Comfort Letter. The Agents shall have received the Comfort Letter required to be delivered pursuant to Section 7(n) on or before the date on which such delivery of such Comfort Letter is required pursuant to Section 7(n).

(i) Representation Certificate. The Agents shall have received the certificate required to be delivered pursuant to Section 7(m) on or before the date on which delivery of such certificate is required pursuant to Section 7(m).

(j) Secretary’s Certificate; Further Documentation. On or prior to the First Placement Notice Date, the Agents shall have received a certificate, signed on behalf of the Company by the Chief Financial Officer of the Company and attested to by an executive officer of the Company, dated as of such date and in form and substance satisfactory to the Agents and their counsel, certifying as to (i) the articles of association of the Company, as amended, (ii) the memorandum of association of the Company, as amended, (iii) the resolutions of the board of directors of the Company or duly authorized committee thereof authorizing the execution, delivery and performance of this Agreement and the issuance and sale of the Placement Shares and (iv) the incumbency of the officers of the Company duly authorized to execute this Agreement and the other documents contemplated by this Agreement (including each of the officers set forth on Schedule 2).

(k) No Suspension. The Ordinary Shares shall be duly listed, and admitted and authorized for trading, subject to official notice of issuance, on Nasdaq. Trading in the Ordinary Shares shall not have been suspended on Nasdaq and the Ordinary Shares shall not have been delisted from Nasdaq.

(l) Other Materials. On each date on which the Company is required to deliver a certificate pursuant to Section 7(m), the Company shall have furnished to the Agents such appropriate further information, certificates, letters and other documents as the Agents may reasonably request. All such certificates, letters and other documents will be in compliance with the provisions hereof.

(m) Securities Act Filings Made. All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424.

(n) Approval for Listing. The Placement Shares shall either have been (i) approved for listing on Nasdaq, subject only to notice of issuance, or (ii) the Company shall have filed an application for listing of the Placement Shares on Nasdaq at, or prior to, the First Placement Notice Date and Nasdaq shall have reviewed such applications and not provided any objections thereto.

(o) FINRA. If applicable, FINRA shall have raised no objection to the terms of this offering and the amount of compensation allowable or payable to the Agents as described in the Prospectus.

(p) No Termination Event. There shall not have occurred any event that would permit the Agents to terminate this Agreement pursuant to Section 11(a).

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9. Indemnification and Contribution.

(a) Company Indemnification. The Company agrees to indemnify and hold harmless the Agents, the QIU, their affiliates and their respective partners, members, directors, officers, employees and agents and each person, if any, who (i) controls an Agent or the QIU within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or (ii) is controlled by or is under common control with an Agent, in each case from and against any and all:

(i) loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, arising out of or based directly or indirectly, on (x) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement to the Registration Statement or the Prospectus) or in any free writing prospectus or (y) the omission or alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein (solely with respect to the Prospectus, in light of the circumstances under which they were made) not misleading;

(ii) loss, liability, claim, damage and expense whatsoever (including any and all investigative, legal and other expenses), as incurred, joint or several, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any Governmental Authority, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 9(d) below) any such settlement is effected with the written consent of the Company, which consent shall not unreasonably be delayed or withheld; and

(iii) expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any Governmental Authority, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (whether or not a party), to the extent that any such expense is not paid under (i) or (ii) above, and

(iv) against any loss, liability, claim, damage, and expense whatsoever, as incurred, joint or several, arising out of or based upon the QIU’s acting as a “qualified independent underwriter” (within the meaning of Rule 5121 of FINRA’s Securities Offering and Trading Standards and Practices Rules) in connection with the offering contemplated by this Agreement;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made solely in reliance upon and in conformity with the Agents’ Information (as defined below). This indemnity agreement will be in addition to any liability that the Company might otherwise have.

(b) Agents Indemnification. Each Agent, severally but not jointly, agrees to indemnify and hold harmless the Company and its directors and each officer of the Company who signed the Registration Statement, and each person, if any, who (i) controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or (ii) is controlled by or is under common control with the Company against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 9(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendments thereto) or the Prospectus (or any amendment or supplement thereto) or in any free writing prospectus in reliance upon and in conformity with the Agents’ Information.

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(c) Procedure. Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 9 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any other reasonable and documented legal expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action or counsel reasonably satisfactory to the indemnified party, in each case, within a reasonable time after receiving notice of the commencement of the action; in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable and documented fees, disbursements and other charges of more than one separate firm (plus local counsel) admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party within 30 days after the indemnifying party receives a written invoice relating to fees, disbursements and other charges in reasonable detail. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 9 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent (1) includes an express and unconditional release of each indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability arising out of such litigation, investigation, proceeding or claim and (2) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

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(d) Settlement Without Consent if Failure to Reimburse. If an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel for which it is entitled to be reimbursed under this Section 9, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 9(a)(ii) effected without its written consent if (1) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (2) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (3) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable or insufficient from the Company or the Agents, the Company and the Agents will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which the Company and the Agents may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Agents on the other hand. The relative benefits received by the Company on the one hand and the Agents on the other hand shall be deemed to be in the same proportion as the total net proceeds from the sale of the Placement Shares (net of commissions to the Agents but before deducting expenses) received by the Company bear to the total compensation received by the Agents from the sale of Placement Shares on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Agents, on the other hand, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Agents, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agents agree that it would not be just and equitable if contributions pursuant to this Section 9(e) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for the purpose of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 10(c) hereof. Notwithstanding the foregoing provisions of this Section 10(e), each Agent shall not be required to contribute any amount in excess of the commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(e), any person who controls a party to this Agreement within the meaning of the Securities Act, any affiliate of an Agent and any officers, directors, partners, employees or agents of an Agent or any of its affiliates, will have the same rights to contribution as that party, and each director of the Company and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 9(e), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 9(e) except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 9(c) hereof or pursuant to Section 9(d) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 9(c) hereof.

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(f) Transfer Taxes. The Company will indemnify and hold harmless the Agents against any Transfer Taxes, including any interest and penalties, incurred in connection with (i) the creation, allotment and issuance of the Placement Shares by the Company; (ii) the delivery of the Placement Shares by the Company to or for the account of the Agents; and (iii) the execution and delivery of this Agreement.

10. Representations and Agreements to Survive Delivery. The indemnity and contribution agreements contained in Section 9 of this Agreement and all representations and warranties of the Company herein or in certificates delivered pursuant hereto shall survive, as of their respective dates, regardless of (i) any investigation made by or on behalf of the Agents, any controlling persons, or the Company (or any of their respective officers, directors, employees or controlling persons), (ii) delivery and acceptance of the Placement Shares and payment therefor or (iii) any termination of this Agreement.

11. Termination.

(a) Each Agent shall have the right, by giving notice as hereinafter specified, at any time to terminate this Agreement if (i) any Material Adverse Effect, or any development that could reasonably be expected to result in a Material Adverse Effect, has occurred that, in the judgment of such Agent, may materially impair the ability of such Agent to sell the Placement Shares hereunder, (ii) the Company shall have failed, refused or been unable to perform any agreement on its part to be performed hereunder; provided, however, in the case of any failure of the Company to deliver (or cause another person to deliver) any certification, opinion or letter required under Section 7(m), Section 7(n), Section 7(o), Section 7(p) or Section 7(q), such Agent’s right to terminate shall not arise unless such failure to deliver (or cause to be delivered) continues for more than 15 calendar days from the date such delivery was required, (iii) any other condition of such Agent’s obligations hereunder is not fulfilled, (iv) any suspension or limitation of trading in the Ordinary Shares or in securities generally on Nasdaq shall have occurred, (v) a general banking moratorium shall have been declared by any of United States federal or New York or Israeli authorities, or (vi) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States or international political, financial or economic conditions that, in the judgment of such Agent, may materially impair the ability of the such to sell the Placement Shares hereunder or to enforce contracts for the sale of securities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g), Section 9, Section 10, Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination. If an Agent elects to terminate this Agreement as provided in this Section 11(a), such Agent shall provide the required notice as specified in Section 12.

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(b) The Company shall have the right, by giving four (4) trading days’ notice as hereinafter specified to terminate this Agreement in its entirety or with respect to any one or both of the Agents in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 9, Section 10, Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

(c) Each Agent shall have the right, by giving four (4) trading days’ notice as hereinafter specified to terminate this Agreement with respect to itself in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(g), Section 9, Section 10, Section 11(f), Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

(d) Unless earlier terminated pursuant to this Section 11, this Agreement shall automatically terminate upon the issuance and sale of all of the Placement Shares through the Agents on the terms and subject to the conditions set forth herein; provided that the provisions of Section 7(g), Section 9, Section 10, Section 11(f), Section 16 and Section 17 hereof shall remain in full force and effect notwithstanding such termination.

(e) This Agreement shall remain in full force and effect unless terminated pursuant to Sections 11(a), (b), (c) or (d) above or otherwise by mutual agreement of the parties; provided, however, that any such termination by mutual agreement shall in all cases be deemed to provide that Section 7(g), Section 9, Section 10, Section 11(f), Section 16 and Section 17 shall remain in full force and effect notwithstanding such termination.

(f) Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by an Agent or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Shares, such Placement Shares shall settle in accordance with the provisions of this Agreement. Upon termination of this Agreement, the Company shall not be required to pay to the Agents any discount or commission with respect to any Placement Shares not otherwise sold by the Agents under this Agreement; provided, however, that the Company shall remain obligated to reimburse the Agents’ expenses pursuant to Section 7(g).

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12. Notices. All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing, unless otherwise specified in this Agreement, and if sent to the Agents, shall be delivered to:

Chardan Capital Markets LLC

One Pennsylvania Plaza, Suite 4800

New York, NY 10119

Attention: Equity Capital Markets & Legal

E-mail: sgerson@chardan.com; with copy to: legal@chardan.com

And

Jett Capital Advisors, LLC

712 Fifth Avenue, 11th Floor

New York, NY 10019

Attention: Joseph Riggio

Email: jr@jettcapital.com

with copies (which shall not constitute notice or delivery of process) to:

Goodwin Procter LLP

One Commerce Square, 2005 Market St, 32nd floor

Philadelphia, Pennsylvania 19103

Email: RBushey@goodwinlaw.com; JPlatt@goodwinlaw.com

Attention: Rachael Bushey, Esq.; Justin Platt, Esq.

Sullivan & Worcester Tel Aviv

28 Ha’Arbaa St., Tel Aviv, Hagag Towers, North Tower, 35th floor

Attention: Adv. Reut Alfiah

E-mail: Ralfiah@sullivanlaw.co.il

and if to the Company, shall be delivered to:

ZOOZ Power Ltd.

4B Hamelacha St. Lod 7152008 Israel

Attention: Avi Cohen, Executive Chairman

Telephone: +972-8-6805566

Email: avi.cohen@zoozpower.com

with copies (which shall not constitute notice or delivery of process) to:

Cooley LLP

55 Hudson Yards

New York, NY 10001-2157

Attention: Daniel I. Goldberg, Esq.

Facsimile: +1 (212) 479-6275

Shibolet & Co., Law Firm

Tou Towers

Yitzhak Sadeh 4

Tel Aviv-Yafo, 6777504I

Attention: Adv. Ofer Ben-Yehuda; Adv. Ivor Krumholtz

E-mail: o.ben-yehuda@shibolet.com; i.krumholtz@shibolet.com

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Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) by Electronic Notice as set forth in the next paragraph, (iii) on the next Business Day after timely delivery to a nationally-recognized overnight courier or (iv) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid). For purposes of this Agreement, “Business Day” shall mean any day on which Nasdaq and commercial banks in the City of New York are open for business.

An electronic communication (“Electronic Notice”) shall be deemed written notice for purposes of this Section 12 if sent to the electronic mail address specified by the receiving party in Section 12. Electronic Notice shall be deemed received at the time the party sending Electronic Notice receives actual acknowledgment of receipt from the person to whom the notice is sent, other than via auto-reply. Any party receiving Electronic Notice may request and shall be entitled to receive the notice on paper, in a nonelectronic form (“Nonelectronic Notice”), which shall be sent to the requesting party within ten (10) days of receipt of the written request for Nonelectronic Notice.

13. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and the Agents and their respective successors and the parties referred to in Section 9 hereof. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party; provided, however, that an Agent may assign its rights and obligations hereunder to an affiliate thereof without obtaining the Company’s consent so long as such affiliate is a registered broker dealer and such Agent provides notice of such assignment to the Company.

14. Adjustments for Share Splits. The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any share split, share dividend or similar event effected with respect to the Ordinary Shares.

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15. Entire Agreement; Amendment; Severability; Waiver. This Agreement (including all schedules (as amended pursuant to this Agreement) and exhibits attached hereto and Placement Notices issued pursuant hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Agents; provided, however, that Schedule 2 of this Agreement may be amended by either party from time to time by sending a notice containing a revised Schedule 2 to the other party in the manner provided in Section 12 and, upon such amendment, all references herein to Schedule 2 shall automatically be deemed to refer to such amended Schedule 2. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement. No implied waiver by a party shall arise in the absence of a waiver in writing signed by such party. No failure or delay in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power, or privilege hereunder.

16. GOVERNING LAW AND TIME; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

17. Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints Puglisi & Associates as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of New York. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

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18. Judgment Currency. The obligations of the Company pursuant to this Agreement in respect of any sum due to the Agents or any Agent Payee (as defined below) shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by the Agents or such Agent Payee of any sum adjudged to be so due in such other currency, on which (and only to the extent that) the Agents or such Agent Payee may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to the Agents or such Agent Payee hereunder, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Agents or such Agent Payee against such loss.

19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile or electronic transmission (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

20. Construction. The section and exhibit headings herein are for convenience only and shall not affect the construction hereof. References herein to any law, statute, ordinance, code, regulation, rule or other requirement of any Governmental Authority shall be deemed to refer to such law, statute, ordinance, code, regulation, rule or other requirement of any Governmental Authority as amended, reenacted, supplemented or superseded in whole or in part and in effect from time to time and also to all rules and regulations promulgated thereunder.

21. Permitted Free Writing Prospectuses. The Company represents, warrants and agrees that, unless it obtains the prior written consent of the Agents, which shall not be unreasonably withheld, conditioned or delayed, and each Agent represents, warrants and agrees that, unless it obtains the prior written consent of the Company, which shall not be unreasonably withheld, conditioned or delayed, it has not made and will not make any offer relating to the Placement Shares that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Agents or by the Company, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents and warrants that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

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22. Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

(a) each Agent is acting solely as agent in connection with the public offering of the Placement Shares and in connection with each transaction contemplated by this Agreement and the process leading to such transactions, and no fiduciary or advisory relationship between the Company or any of its respective affiliates, shareholders (or other equity holders), creditors or employees or any other party, on the one hand, and the Agents, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not the Agent has advised or is advising the Company on other matters, and the Agents have no obligation to the Company with respect to the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement;

(b) the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(c) neither the Agents nor their affiliates have provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and it has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate;

(d) the Company has been advised and is aware that the Agents and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Agents and their respective affiliates have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship or otherwise; and

(e) the Company waives, to the fullest extent permitted by law, any claims it may have against the Agents or their respective affiliates for breach of fiduciary duty or alleged breach of fiduciary duty in connection with the sale of Placement Shares under this Agreement and agrees that the Agents and their respective affiliates shall not have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or the Company, employees or creditors of Company.

23. Recognition of the U.S. Special Resolution Regimes. In the event that an Agent is a Covered Entity and becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Agent of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

In the event that an Agent is a Covered Entity and such Agent or a BHC Act Affiliate of such Agent becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Agent are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

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For purposes of this Agreement, (A) “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); (B) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (C) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (D) “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

24. Use of Information. The Agents may not provide any information gained in connection with this Agreement and the transactions contemplated by this Agreement, including due diligence, to any third party other than their legal counsel advising them on this Agreement and the transactions contemplated by this Agreement unless expressly approved by the Company in writing.

25. Agents’ Information. As used in this Agreement, “Agents’ Information” means solely the following information in the Registration Statement and the Prospectus: the last sentence of the seventh paragraph under the heading “Plan of Distribution” in the Prospectus Supplement.

All references in this Agreement to financial statements and schedules and other information that is “contained,” “included” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

All references in this Agreement to the Registration Statement, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR.

All references in this Agreement to “supplements” to the Prospectus shall include, without limitation, any supplements, “wrappers” or similar materials prepared in connection with any offering, sale or private placement of any Placement Shares by the Agents outside of the United States.

[Signature Page Follows]

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If the foregoing correctly sets forth the understanding between the Company and the Agents, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Agents.

Very truly yours,

ZOOZ Power Ltd.

By:	/s/ Avi Cohen
Name:	Avi Cohen
Title:	Executive Chairman of the Board

ACCEPTED as of the date first-above written:

CHARDAN CAPITAL MARKETS LLC

By:	/s/ Shai Gerson
Name:	Shai Gerson
Title:	Head of Equity Capital Markets

Jett Capital Advisors, LLC

By:	/s/ Joseph Riggio
Name:	Joseph Riggio
Title:	Chief Executive Officer

SCHEDULE 1

Form of Placement Notice

From:	[___] [TITLE] ZOOZ Power Ltd.

To:	[Chardan Capital Markets LLC][Jett Capital Advisors, LLC]
Attention:

Subject:	Placement Notice

Date:	[●], 202[●]

Ladies and Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Amended and Restated Sales Agreement between ZOOZ Power Ltd., a corporation incorporated under the laws of the State of Israel (the “Company”), and Chardan Capital Markets LLC and Jett Capital Advisors, LLC (collectively, the “Agents”), dated September 30, 2025, the Company hereby requests that [identify Designated Agent] sell up to [●] of the Company’s ordinary shares, nominal (par) value NIS 0.00286 per share, at a minimum market price of $[●] per share, during the time period beginning [month, day, time] and ending [month, day, time].

SCHEDULE 2

Notice Parties

The Company

Avi Cohen, Executive Chairman

Telephone: +972-8-6805566

Email: avi.cohen@zoozpower.com

Ruth Smadja, Chief Executive Officer

Telephone: +972-8-6805566

Email: ruth.smadja@zoozpower.com

Chardan

Shai Gerson

Managing Partner Equity Capital Markets

Telephone: +1 646-984-6220

Email: Sgerson@chardan.com

with a copy to Chardan Legal at Legal@Chardan.com

Jett Capital Advisors, LLC

Attention: Joseph Riggio

Email: jr@jettcapital.com

SCHEDULE 3

Compensation

The Company shall pay to the Designated Agent in cash, upon each sale of Placement Shares pursuant to this Agreement, an amount equal to 3.0% of the aggregate gross proceeds from each sale of Placement Shares.

Exhibit 7(m)

OFFICERS’ CERTIFICATE

Each of Jordan Fried, the duly qualified and elected Chief Executive Officer of ZOOZ Power Ltd., a corporation organized under the laws of the State of Israel (the “Company”), and Ruth Smadja, the duly qualified and elected Chief Financial Officer of the Company, does hereby certify in his or her respective capacity and on behalf of the Company, pursuant to Section 7(m) of the Amended and Restated Sales Agreement, dated September 30, 2025 (the “Sales Agreement”), by and between the Company, Chardan Capital Markets LLC and Jett Capital Advisors, LLC, that, to the knowledge of the undersigned:

(i) The representations and warranties of the Company in Section 6 of the Sales Agreement (A) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relating to materiality or Material Adverse Effect, are true and correct on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date and (B) to the extent such representations and warranties are not subject to any qualifications or exceptions relating to materiality or Material Adverse Effect, are true and correct in all material respects as of the date hereof as if made on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct in all material respects as of such date.

(ii) The Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Sales Agreement at or prior to the date hereof.

(iii) As of the date hereof, (A) the Registration Statement complies in all material respects with the requirements of the Securities Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, (B) the Prospectus complies in all material respects with the requirements of the Securities Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (C) no event has occurred as a result of which it is necessary to amend or supplement the Registration Statement or the Prospectus in order to make the statements therein not untrue or misleading in any material respect or for clauses (A) and (B) above, to be true and correct.

(iv) There has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition (financial or otherwise), earnings, results of operations, business, properties, operations, assets, liabilities or prospects of the Company and its Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, since the date as of which information is given in the Prospectus, as amended or supplemented to the date hereof.

(v) The Company does not possess any material non-public information.

(vi) The maximum amount of Placement Shares that may be sold pursuant to the Sales Agreement has been duly authorized by the Company’s board of directors or a duly authorized committee thereof pursuant to a resolution or unanimous written consent in accordance with the Company’s articles of association and applicable law.

(vii) Goodwin Procter LLP, Cooley LLP and Shibolet & Co., Law Firm are entitled to rely on this certificate in connection with the respective opinions such firms are rendering pursuant to the Sales Agreement.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Sales Agreement.

IN WITNESS WHEREOF, each of the undersigned, in such individual’s respective capacity as Chief Executive Officer or Chief Financial Officer of the Company, has executed this Officers’ Certificate on behalf of the Company.

By:
Name:	Jordan Fried
Title:	Chief Executive Officer
Date:

By:
Name:	Ruth Smadja
Title:	Chief Financial Officer
Date: